Registration Rights Agreement

This Registration Rights Agreement (the "Agreement") is made as of the date set forth below between Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the "Company"), and the purchasers of its Common Stock (as defined below) pursuant to the separate Securities Purchase Agreements dated as of February ___, 2011 (collectively, the "Securities Purchase Agreements") (each such purchaser is referred to herein as an "Investor" and, collectively as the "Investors"). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreements.

RECITALS

WHEREAS, the Company has sold certain shares (the "Shares") of its common stock, $0.02 par value per share, (the "Common Stock"), to certain investors in the Offering (as defined in the Securities Purchase Agreements); and

WHEREAS, the execution and delivery of this Agreement by the Company is a condition to the completion of the Offering.

NOW, THEREFORE, the parties hereto agree as follows:

    Registration Statement. The Company shall:

        prepare and file with the Securities and Exchange Commission ("SEC"), by the fifteenth (15th) calendar day following the Closing Date (the "Filing Date"), a registration statement on Form S-1 (the "Registration Statement"), to enable the resale by the Investors from time to time of the Shares and Warrant Shares, and any securities issued or issuable with respect to the Shares, the Warrants, or the Warrant Shares including, without limitation, as a result of any stock split, exchange, dividend or other distribution, recapitalization or other similar event with respect to the foregoing (the "Registrable Securities");

        use its best efforts to cause the Registration Statement to become effective as soon as possible, but in no event shall the Registration Statement become effective later than forty five days following the Closing Date (or ninety (90) days following the Closing Date in the event that such Registration Statement is subject to review by the SEC) (the "Effective Date"). If the Registration Statement has not been (i) filed by the Filing Date or (ii) declared effective by the SEC on or before the Effective Date, then the Company shall, immediately following the Filing Date (if not so filed) and the Effective Date (if not then so effective), and on each 30th day anniversary thereafter, make a payment to each Investor as compensation for such delay (the "Registration Payments") an amount equal to one percent (1%) of the Purchase Price paid for the Shares purchased by such Investor, until the earlier of (i) the Registration Statement is declared effective by the SEC (as the case may be) or (ii) the Shares are eligible for resale pursuant to Rule 144 under the Securities Act or any successor rule ("Rule 144"), assuming that the Warrants are exercised on a cashless basis. Notwithstanding the foregoing, in no event shall the total of all Registration Payments exceed in the aggregate twelve percent (12%) of such Purchase Price. Registration Payments, if any, will be prorated on a daily basis and will be paid to such Investor by wire transfer or check within five (5) Business Days after the date that each payment is due. If the Company fails to pay any Registration Payments pursuant to this Section or Section 3(c) in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to such Investor, accruing daily from the date such Registration Payments are due until such amounts, plus all such interest thereon, are paid in full;

        use its commercially reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus contained therein as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the date on which each Investor may sell all its Registrable Securities pursuant to Rule 144 (assuming that the Warrants are exercised on a cashless basis) or (ii) such time as all Registrable Securities have been sold pursuant to a registration statement or Rule 144 without the need for current public information (the "Effectiveness Period"), and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

        with a view to making available to each Investor the benefits of Rule 144 or other rule that may permit each Investor to sell all its Registrable Securities without registration, the Company agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities may be resold pursuant to Rule 144 without restriction and without the need for current public information or (B) such date as all of the Registrable Securities shall have been sold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to each Investor upon its request a written statement that the Company has complied with the reporting requirements of the Securities Act and the Exchange Act, a copy (in paper or electronic version) of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested that permits the selling of all Registrable Securities without registration.

    The Company understands that each Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that any Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder. It shall be a condition precedent to the obligations of the Company to include the Registrable Securities of a particular Investor in the Registration Statement required under this Agreement that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

    By 9:30 a.m. on the Business Day immediately following the Effective Date of the Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

    Registration Procedures

      General. In connection with the Company's registration obligations hereunder, the Company shall:

        Not less than three Business Days prior to the filing of a Registration Statement or any related prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Investors and Greenberg Traurig, LLP, counsel for Iroquois Master Fund Ltd. ("Investor Counsel"), copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Investors and Investor Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

        (i) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement and each prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the prospectus contained therein to be amended or supplemented by any required supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten days, to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Investors true and complete copies of all correspondence from and to the SEC relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investors thereof set forth in the Registration Statement as so amended or in such prospectus as so supplemented.

        Notify the Investors of Registrable Securities to be sold and Investor Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Business Day thereafter, of any of the following events: (i) the SEC notifies the Company whether there will be a "review" of any Registration Statement; (ii) the SEC comments in writing on any Registration Statement (in which case the Company shall deliver to each Investor a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the SEC or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or prospectus contained therein or requests additional information related thereto; (v) the SEC issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included or incorporated by reference in any Registration Statement become ineligible for inclusion or incorporation therein or any statement made in any Registration Statement or prospectus contained therein or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, prospectus contained therein or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

        Furnish to each Investor and Investor Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.

        Promptly deliver to each Investor and Investor Counsel, without charge, as many copies of the prospectus contained therein (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto.

        (i) In the time and manner required by Nasdaq or any other trading market the Company's Common Stock is traded and listed or designated for quotation on (the "Trading Market"), prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Investors evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

        Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Investors and Investor Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement.

        Cooperate with each of the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Investors may request.

        Upon the occurrence of any event described in Section 2.1(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related prospectus contained therein or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        Cooperate with any due diligence investigation undertaken by any of the Investors in connection with the sale of Registrable Securities, including, without limitation, by making available any documents and information; provided that the Company will not deliver or make available to any Investor material, nonpublic information unless such Investor specifically requests in advance to receive material, nonpublic information in writing.

        Comply with all applicable rules and regulations of the SEC.

      Registration Expenses. The Company shall pay (or reimburse each of the Investors for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by any of the Investors), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

      Indemnification.

        Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Investor, the officers, directors, partners, members, managers, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus contained therein or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus contained therein or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 2.1(c)(v)-(vii), the use by such Investor of an outdated or defective prospectus contained therein after the Company has notified such Investor in writing that such prospectus is outdated or defective and prior to the receipt by such Investor of the Advice contemplated in Section 2.4.

        Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any prospectus contained therein or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus contained therein or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or such prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Investor furnished in writing to the Company by such Investor expressly for use therein, or to the extent that such information relates to such Investor or such Investor's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Investor expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 2.1(c)(v)-(vii), the use by such Investor of an outdated or defective prospectus contained therein after the Company has notified such Investor in writing that the prospectus contained therein is outdated or defective and prior to the receipt by such Investor of the Advice contemplated in Section 2.4. In no event shall the liability of any selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

        Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

        An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

        All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

        Contribution. If a claim for indemnification under Section 2.3(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 2.3(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.3(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.3(d), no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any Person who was not guilty of such fraudulent misrepresentation.

      The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      Dispositions. Each Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Investor further agrees that, upon receipt of a Suspension Notice or a notice from the Company of the occurrence of any event of the kind described in Sections 2.1(c)(v), (vi) or (vii), such Investor will discontinue disposition of such Registrable Securities under the Registration Statement until such Investor's receipt of the copies of the supplemented prospectus contained therein and/or amended Registration Statement contemplated by Section 2.1(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable prospectus contained therein may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

      No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Investors in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

      Piggy-Back Registrations. Without limiting any of the Company's other obligations hereunder, if at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and if, within fifteen days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered.

    Transfer of Shares After Registration; Suspension.

        Each Investor agrees that it will not effect any disposition or other transfer of its Registrable Securities or its right to purchase Registrable Securities that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, as contemplated in the Registration Statement and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor (other than the number of Securities beneficially owned by it) or its plan of distribution attached as Exhibit "B" hereto.

        Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus contained therein or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide each Investor with either copies of any documents filed pursuant to Section 3(b)(i) or access to such documents electronically; and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 3(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify each Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify each Investor pursuant to Section 3(b)(i) hereof when the amendment has become effective).

        Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus contained therein or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) following the 60th Business Day of the Effective Date, if the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of an event or circumstance which necessitates the making of any material changes in the Registration Statement or prospectus contained therein, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus contained therein, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall promptly deliver a certificate in writing or electronically to each Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, each Investor will refrain from selling any Registrable Securities pursuant to the Registration Statement (a "Suspension") until such Investor is advised in writing by the Company that the current prospectus contained therein may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. Notwithstanding the foregoing, the right of the Company to implement a Suspension shall be limited to two such Suspensions and an aggregate of 45 days in any twelve-month period. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the prospectus contained therein so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to each of the Investors. In the event, within any twelve month period, of (i) three or more such Suspensions or (ii) one or two Suspensions exceeding an aggregate of 45 days, (an "Excess Suspension") and as a result of such Excess Suspension the Investor cannot make sales pursuant to such Registration Statement and is not eligible to then make sales under Rule 144, then the Company will make payments to each Investor, as partial damages and not as a penalty, in an amount equal to 1% of the aggregate amount invested by such Investor for each 30-day period or pro rata for any portion thereof of such Excess Suspension. The Company agrees that Suspension Notices will not contain any material, non-public information.

        If a Suspension is not then in effect, each Investor may sell Registrable Securities under the Registration Statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current prospectuses contained therein to such Investor and to any other parties requiring such prospectuses.

        [INTENTIONALLY OMITTED]

        Following the Effective Date or at such earlier time as a legend is no longer required for Registrable Securities under the Securities Purchase Agreements, the Company will no later than three (3) Business Days following the delivery by an Investor to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Registrable Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to effect the reissuance and/or transfer and an opinion of such Investor's counsel reasonably acceptable to the Company, provided that no such opinion shall be required if such Registrable Securities are eligible for sale pursuant to Rule 144 and the Investor provides the Company in with Seller's Certificate in customary form and substance acceptable pursuant to which the applicable Investor shall certify that the Registrable Securities are eligible for resale under Rule 144) issue irrevocable transfer agent instructions and to deliver or cause to be delivered to such Investor a certificate representing such Registrable Securities that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section.

    Termination of Conditions and Obligations. Any conditions precedent imposed by Section 4 of the Securities Purchase Agreements or this Agreement upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of Registrable Securities when such Registrable Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Securities, when such Registrable Securities are eligible for sale pursuant to Rule 144 or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

    Information Available. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by an Investor, the Company will furnish (or, to the extent such information is available electronically through the Company's filings with the SEC, the Company will make available) to such Investor:

        as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits); and, upon the reasonable request of such Investor, an adequate number of copies of the prospectuses contained therein to supply to any other party requiring such prospectuses either in printed or electronic form.

    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier (with overnight delivery specified), (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier (with two (2) Business Day delivery specified), (iv) if delivered by facsimile, upon electric confirmation of receipt, and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

        if to the Company, to:

        Quantum Fuel Systems Technologies Worldwide, Inc.

        17872 Cartwright Road

        Irvine, CA 92614

        Attention: Brian Olson
        Telephone: (949) 399-4500

        Fax: (949) 474-3086

        with a copy to:

        Kenneth R. Lombardo

        General Counsel

        100 West Big Beaver Road, Suite 200

        Troy, Michigan 48084

        if to an Investor, at its address on the signature page to its Securities Purchase Agreement.

    Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Agreement instead of just the provision in which they are found.

    Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof; provided, however, (i) the foregoing shall not have any effect on any agreements any Investor has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Investor in the Company and (ii) nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries or any rights of or benefits to any Investor or any other Person in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Investor and all such agreements shall continue in full force and effect. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the state of new york. THE COMPANY AND INVESTORS Hereby Irrevocably Submit To The Exclusive Jurisdiction Of The State And Federal Courts Sitting In The CITY OF NEW YORK, BOROUGH OF MANHATTAN For The Adjudication Of Any Dispute BROUGHT BY THE COMPANY OR ANY INVESTOR Hereunder, In Connection Herewith Or With Any Transaction Contemplated Hereby Or Discussed Herein (Including With Respect To The Enforcement Of Any Of The Transaction Documents), And Hereby Irrevocably Waive, And Agree Not To Assert In Any Suit, Action Or ProceedinG BROUGHT BY THE COMPANY OR ANY INVESTOR, Any Claim That It Is Not Personally Subject To The Jurisdiction Of Any Such Court, OR That Such Suit, Action Or Proceeding Is Improper. Each party Hereby Irrevocably Waives Personal Service Of Process And Consents To Process Being Served In Any Such Suit, Action Or Proceeding By Mailing A Copy Thereof Via Registered Or Certified Mail Or Overnight Delivery (With Evidence Of Delivery) To Such Party At The Address In Effect For Notices To It Under This Agreement And Agrees That Such Service Shall Constitute Good And Sufficient Service Of Process And Notice Thereof. Nothing Contained Herein Shall Be Deemed To Limit In Any Way Any Right To Serve Process In Any Manner Permitted By Law. The Company AND INVESTORS Hereby Waive All Rights To A Trial By Jury.

    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

    Assignment. The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the applicable Securities Purchase Agreement; and (vi) such transfer shall have been conducted in accordance with all applicable federal and state securities laws.

    Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

    Independent Obligations. The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.

[Remainder of Page Intentionally Left Blank]

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: February __, 2011

[Investor Name]

By:

Name:

Title:

Address:

AGREED AND ACCEPTED:

Quantum Fuel Systems Technologies Worldwide, Inc.

By: ____________________________

Name:

Title:

Exhibit A

Plan of Distribution

The selling security holders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling security holders may use any one or more of the following methods when selling shares:

  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
  an exchange distribution in accordance with the rules of the applicable exchange;
  privately negotiated transactions;
  short sales;
  broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;
  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
  a combination of any such methods of sale; and
  any other method permitted pursuant to applicable law.

In connection with the sale of our common stock or interests therein, the selling security holders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling security holders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling security holders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling security holders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The selling security holders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

Broker-dealers engaged by the selling security holders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling security holders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling security holders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling security holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling security holders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling security holders to include the pledgee, transferee or other successors in interest as selling security holders under this prospectus.

The selling security holders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling security holders to include the pledgee, transferee or other successors in interest as selling security holders under this prospectus.

The selling security holders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock. We have agreed to indemnify the selling security holders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling security holders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M, to the extent applicable, under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling security holders.